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                                EIGHTH AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


         EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT ("Eighth Amendment"), dated as of June 5, 2002 between ENVIRONMENTAL TECTONICS CORPORATION (the "Borrower") and WACHOVIA BANK, NATIONAL ASSOCIATION, successor to First Union National Bank (the "Bank").

                               W I T N E S S E T H

         WHEREAS, the Borrower and the Bank are parties to a Revolving Credit Agreement dated as of March 27, 1997 (as amended, the "Agreement") pursuant to which the Bank agreed to make available to the Borrower certain loans upon the terms and conditions specified in the Agreement;

         WHEREAS, the parties wish to amend certain terms and conditions of the Agreement, as hereinafter set forth.

         NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, agree to amend the Agreement as herein stated.

         1.     Effect of Prior Agreements.

         This Eighth Amendment is intended to amend the Agreement, as it has been in effect to the date hereof and as it shall be amended on and after the date hereof. All capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Agreement unless herein provided to the contrary.

         2.     Amendments.

                a. All references in the Agreement to the Bank shall be deemed references to Wachovia Bank, National Association, successor to First Union National Bank

                b. The defined term "Termination Date" set forth in Article I of the Agreement is hereby amended and restated as "February 28, 2003".

                c. Effective as of July 1, 2002, the defined term "Applicable Margin" set forth in Article I of the Agreement shall be deemed to be: (i) with respect to Adjusted Base Rate Loans, one and one-half percent (1.5%); and (ii) with respect to Adjusted LIBOR Rate Loans, four percent (4.0%). References to the Applicable Margin in Sections 2.1(b)(2) and 2.1A(4) of the Agreement shall be deemed references to the Applicable Margin for Adjusted Base Rate Loans.



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                d.     Section C of Schedule 6.16 is amended and restated in its
                       entirety to read as follows:

                       C. Funds Flow Coverage Ratio - The Borrower shall have a Funds Flow Coverage Ratio of not less than: (i) 0.75 as of the fiscal quarters ending on November 23, 2001, February 22, 2002, May 24, 2002 and August 23, 2002; and
                       (ii) 0.90 as of the fiscal quarter ending on November 22, 2002 and each subsequent fiscal quarter end.

         3. Conditions Precedent. To induce the Bank to enter into this Eighth Amendment and to extend the Loans contemplated herein, the Borrower shall perform the following conditions to the Bank's satisfaction prior to the Bank's acting in reliance hereon:

                a. The Borrower shall deliver, and shall cause each Guarantor to deliver an executed copy of this Eighth Amendment, together with all other documents to be executed in connection herewith;

                b. The Borrower shall deliver, an executed Fifth Allonge to Line of Credit Note;

                c. The Borrower shall pay to the Bank an amendment fee of $60,000;

                d. The Borrower shall pay all fees and expenses incurred by the Bank, including but not limited to legal fees and expenses, in connection with the preparation and negotiation of this Amendment.

                e. The Borrower shall deliver all other documents and certificates reasonably requested by the Bank.

         4. Reaffirmation. The Borrower hereby affirms and reaffirms to the Bank all of the terms and conditions of the Agreement and the other Loan Documents, including, without limitation, the confession of judgment provision contained therein, and agrees to abide thereby until all of the Borrower's obligations to the Bank are satisfied and/or discharged in their entirety.

         5.     Guarantors' Acknowledgments. Each Guarantor:

                a. Hereby acknowledges and consents to the provisions of this Eighth Amendment and confirms and agrees that its obligations under its respective Guaranty Agreement shall be unimpaired hereby and that all terms and conditions of its respective Guaranty Agreement shall remain in full force and effect and unmodified hereby and are hereby ratified and confirmed.



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                b.     Hereby acknowledges the continued existence, validity and
                       enforceability of its respective Guaranty Agreement, agrees that the terms, conditions, representations and covenants of its respective Guaranty Agreement, including, without limitation, such Guarantor's consent to the Bank entering a judgment against it by confession, are binding upon it and certifies that there exists no defenses, offsets or counterclaims thereto as of the date hereof subject to limitation set forth therein.

         6.     Unlimited General Release by Borrower and Guarantors

         The Borrower and each of the Guarantors, on behalf of itself and any person or entity claiming by, through or under it (collectively referred to as the "Releasors"), hereby unconditionally remises, releases and forever discharges the Bank and its past and present officers, directors, shareholders, agents, accountants, auditors, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors and assigns and, where applicable, the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (collectively referred to as the "Releasees"), of and from any and all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guaranties, representations, liens, mechanics' liens, judgments, claims, counterclaims, crossclaims, defenses and/or demands whatsoever, including, but not limited to, claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, or resulting from any assignment, if any (collectively referred to as "Claims"), which any of Releasors ever had or now have against any of the Releasees, for or by reason of any cause, matter or thing whatsoever, arising from the beginning of time to the date of execution of this Eighth Amendment, including but not limited to, any and all Claims relating to or arising from the lending relationship between the Bank and the Borrowers. The Borrower and each Guarantor warrants and represents that it has not assigned, pledged, hypothecated and/or otherwise divested itself and/or encumbered all or any part of the Claims being released hereby and that it agrees to indemnify and hold harmless any and all of Releasees against whom any Claim so assigned, pledged, hypothecated, divested and/or encumbered is asserted.

         7.     Miscellaneous.

                a. All terms, conditions, provisions and covenants in the Agreement, the Note, the Security Agreement and the Guaranty Agreements and all other Loan Documents delivered to the Bank in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby and are hereby ratified and confirmed.

                b. This Eighth Amendment shall be governed and construed according to the laws of the Commonwealth of Pennsylvania.



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                c.     This Eighth Amendment shall inure to the benefit of, and
                       be binding upon, the parties hereto and their respective successors and permitted assigns.

                d. This Eighth Amendment may be executed in one or more counterparts, and by different parties on different counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument, and in making proof of this Eighth Amendment it shall be necessary only to produce one counterpart.

                e.     This Eighth Amendment shall have effect as of its date.




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         IN WITNESS WHEREOF, the parties hereto have executed this Eighth
Amendment as of the day and year first above written.

BORROWER:                              ENVIRONMENTAL TECTONICS CORPORATION


                                       By:_____________________________
                                       Title:__________________________



BANK:                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       successor to First Union National Bank


                                       By:_____________________________
                                       Title:__________________________


GUARANTORS:                            ENVIRONMENTAL TECTONICS CORPORATION
                                       EUROPE) LIMITED


                                       By:_____________________________
                                       Title:__________________________

                                       ETC INTERNATIONAL CORPORATION


                                       By:_____________________________
                                       Title:__________________________


                                       ENTERTAINMENT TECHNOLOGY
                                       CORPORATION


                                       By:_____________________________
                                       Title:__________________________